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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                              (September 29, 2000)
                ------------------------------------------------
                Date of Report (Date of earliest event reported)




                               UNIVERSAL MFG. CO.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)





      Nebraska                                                42-0733240
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(State of Incorporation)     (Commission file Number)       (IRS Employer
                                                          Identification No.)



                  405 Diagonal Street, Algona, Iowa 50511-0190
                  --------------------------------------------
                     (Address of Principal Executive Office)


                                 (515) 295-3557
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)





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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

         As previously reported on September 7, 2000, Universal Mfg. Co. ("Universal Mfg.") and Universal Distribution LLC ("Universal Distribution" and collectively with Universal Mfg., "Universal"), a subsidiary of Universal Mfg., signed an agreement to form a limited liability company (the "Formation Agreement") with Rainbo Oil Company, an Iowa corporation ("Rainbo Oil") and Paul Fahey, President and majority shareholder of Rainbo Oil. The Formation Agreement established the parties' intent to organize a Nebraska limited liability company to be known as Rainbo Company LLC d/b/a Value Independent Parts for the purpose of purchasing and operating the automobile parts distribution business currently operated by Rainbo Oil as an unincorporated internal business division (the "VIP Division").

         Universal finalized its negotiations with Rainbo Oil and the parties formed Rainbo Company LLC, a Nebraska limited liability company d/b/a Value Independent Parts on September 21, 2000. Universal Distribution owns a fifty percent (50%) membership interest in Rainbo Company LLC and Rainbo Oil owns the remaining fifty percent (50%) membership interest.

         In order to capitalize Rainbo Company LLC, Universal Distribution and Rainbo Oil each made initial $100,000 capital contributions. In addition, both Universal Distribution and Rainbo Oil loaned Rainbo Company LLC $400,000 pursuant to Promissory Notes dated September 29, 2000. Each Promissory Note is due and payable in full on October 1, 2005. The principal balance of each Promissory Note accrues interest until maturity at an annual rate of 9% and Rainbo Company LLC must pay each lender annual interest payments commencing October 1, 2001.

         Universal Mfg. is the manager of Rainbo Company LLC and has entered into a management agreement pursuant to which Rainbo Company LLC compensates Universal Mfg. for its management services.

         Effective September 29, 2000, Rainbo Oil sold the VIP Division to Rainbo Company LLC d/b/a Value Independent Parts. Universal's partnership with Rainbo Oil and the acquisition of the VIP Division will add additional markets and product lines to Universal's distribution operations including, without limitation AC Delco, a division of General Motors and Motorcraft lines. Pursuant to the terms of the Asset Purchase Agreement, dated September 29, 2000, Rainbo Company LLC acquired all of the assets of Rainbo Oil used in or necessary to the automobile parts marketing and distribution business as presently conducted by Rainbo Oil through the VIP Division, wherever situated or located, whether or not reflected on the books and records of Rainbo. The assets acquired include equipment, inventory, leases, contracts, vehicles, business records, accounts receivable, intellectual property and goodwill. The purchase price for the VIP Division was approximately $5,114,714.07. The amount and form of consideration paid were determined through arm's length negotiations.

         Rainbo Oil marketed and distributed automobile parts through the VIP Division and Rainbo Company LLC intends to continue utilizing the acquired assets in the automobile parts marketing and distribution business. Value Independent Parts markets primarily to automobile dealerships, independent jobbers, and repair shops in Northeast Iowa, Northern Illinois, and Southwest Wisconsin.

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         Financing for the transaction was provided by Firstar Bank, N.A.
("Firstar"). Universal Mfg. and Rainbo Company LLC each entered into Revolving Credit Agreements with Firstar dated September 26, 2000. Universal Mfg.'s Revolving Credit Agreement allows Universal Mfg. to borrow up to $3,000,000. Rainbo Company LLC's Revolving Credit Agreement allows Rainbo Company LLC to borrow up to $2,000,000. In order to finance the purchase price for the VIP Division, Rainbo Company LLC made an initial draw on its line of credit for approximately $1,800,000 and Universal Mfg. made an initial draw on its line of credit for the balance of the purchase price .

         The collateralized obligations of Universal Mfg. and Rainbo Company LLC to Firstar under the respective Revolving Credit Agreements were evidenced by promissory notes payable to Firstar. Each promissory note is due and payable in full on September 30, 2001 unless extended by Firstar. The principal balance of each promissory note accrues interest until maturity at a variable rate equal to the prime rate announced by Firstar less 1%. The prime rate announced by Firstar as of September 29, 2000 was 9.5% and therefore, each promissory note will initially accrue interest an annual rate of 8.5%.

         Each party guaranteed the obligations of the other party to Firstar and Universal Distribution further guaranteed the obligations of both Rainbo Company LLC and the Company to Firstar.

         The proceeding information contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Investors are cautioned that statements herein that are not historical facts, including statements about Universal's expectations of the success of the Rainbo Company LLC or market demand or acceptance of Universal or Rainbo Company LLC products, are forward looking statements that involve risks and uncertainties. These uncertainties include, without limitation, the effect of the general economic and market conditions, customer requirements for Universal products, future actions by Firstar, Ford Motor Company and AC Delco, General Motors Corporation, the continuing strength of the automotive industry, increased competition and other factors. Such factors could cause actual results to differ materially from those in the forward-looking statements.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of business acquired

         In accordance with Item 7(a)(4) of Form 8-K, the historical financial statements of Rainbo required to be filed with the Commission will be filed as an amendment to this report under cover of Form 8-K/A on or before December 13, 2000.

         (b)      Pro forma financial information

         In accordance with Item 7(b)(2) of Form 8-K, any pro forma financial information required to be filed with the Commission will be filed as an amendment to this report under cover of Form 8-K/A on or before December 13, 2000.

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         (c)      Exhibits

         Exhibit No.   Description
         ----------------------------------------------------------------------
         2.1           Asset Purchase Agreement, dated as of September 29, 2000
                       by and between Rainbo Company LLC and Rainbo Oil Company.
                       The following is a list of omitted exhibits, schedules and other attachments which the Registrant agrees to furnish
                       supplementally to the Commission upon request:

                       Exhibits to Asset Purchase Agreement:
                       1.3               Bill of Sale
                       2.1               Assumption Agreement
                       3.4               Tax Allocation
                       8.3               Noncompetition Agreement
                       9.2               Buyer's Closing Certificate
                       9.3               Buyer's Certified Resolutions
                       9.6(a)            Assignment and Assumption Agreement
                       10.2              Seller's Closing Certificate
                       10.3              Seller's Certified Resolutions

                       Schedules to Asset Purchase Agreement:
                       1.1               Equipment
                       2.1               Assumed Liabilities
                       5.4               Undisclosed Liabilities
                       5.5               Absence of Material Changes
                       5.7               Litigation and Claims
                       5.9               Inventory
                       5.10              Customers
                       5.11              Suppliers, Dealers and Distributors
                       5.14              Insurance
                       5.15              Employees
                       5.16              Benefit Plans
                       5.17              Material Contracts
                       5.18              Owned Property
                       5.19              Intellectual Property
                       8.6               Key Employees
                       10.8              Lease Agreements
                       10.11(f)          Assignment of Intellectual Property

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         UNIVERSAL MFG. CO.



Date: October 12, 2000                   /s/ Donald D. Heupel, President